ARTHUR ANDERSEN
                                                        20 Old Bailey
                                                               London
                                                             EC4M 7AN

                                                    Tel 020 7438 3000
                                                    Fax 020 7489 6060







                                     CONSENT

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into Bell Microproducts Inc.'s previously filed Registration Statements File Numbers 333-45554, 333-39916, 33-83398, 33-66580, 33-95968, 333-10837, 333-41179, 333-58053.






/s/ Arthur Andersen
London
27 October 2000